                                           Proxy Statement Pursuant To Section 14(a) of the
                                                    Securities Exchange Act of 1934

    X     Filed by the Registrant
          Filed by a Party other than the Registrant

Check the appropriate box:

    X     Preliminary Proxy Statement                                       Confidential, For Use of the Commission
          Definitive Proxy Statement                                        Only (as permitted by Rule 14a-6(e)(2))
          Definitive Additional Materials
          Soliciting Material Pursuant to Rule 14a-12

                                                          CLARK/BARDES, INC.
                                     (Name of Registrant as Specified In Its Declaration of Trust)

                               (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): No fee required.

         Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)      Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3)      Per unit price or other underlying value of transaction computed pursuant to
                  Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

          Fee paid previously with preliminary materials:

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)
and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the Form or
Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement no.:

         (3)      Filing Party:

         (4)      Date Filed:

                                                          CLARK/BARDES, INC.
                                                     102 South Wynstone Park Drive
                                                   North Barrington, Illinois 60010

                                         NOTICE OF THE 2002 ANNUAL MEETING OF THE STOCKHOLDERS
                                                       TO BE HELD APRIL 30, 2002

To our stockholders:

         We cordially invite you to attend the 2002 annual meeting of our stockholders at The Signature Room at the 95th, John
Hancock Center, 875 North Michigan Avenue, Chicago, Illinois, on April 30, 2002, at 10:00 a.m. local time, for the following purposes:

        (1)     To elect two Class I directors to serve until the 2005 annual meeting of our stockholders, and until the respective successor of each is duly elected and qualified;

         (2)      To ratify the appointment of Deloitte & Touche by the Board of Directors as our independent accountants for the year ended December 31, 2002;

         (3)      To approve an amendment to our Certificate of Incorporation, increasing the number of authorized shares of Common
                  Stock to 40,000,000 shares; and

         (4)      To transact such other business as may properly come before the annual meeting.

         Any action may be taken on these matters at the annual meeting on the date specified above or on any later date if the annual meeting is adjourned or postponed.

         Your Board of Directors has established the close of business on March 5, 2002, as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting or any adjournment thereof.  A list of stockholders entitled to vote at the annual meeting will be available for inspection by stockholders for any purpose germane to the annual meeting at the offices of the Company for the ten days immediately preceding the annual meeting date.

         We have included, along with this notice, a proxy statement and our 2001 Form 10-K, which describes certain of our activities during 2001 and contains our financial statements for the year ended December 31, 2001. The Form 10-K does not form any part of the material for solicitation of proxies.

         Your vote is important.  We urge you, whether or not you plan to attend the annual meeting, to sign, date and mail the enclosed proxy card in the envelope provided. If you have submitted a proxy and then attend the annual meeting in person, you may revoke the proxy and vote in person on all matters submitted at the annual meeting.

CLARK/BARDES, INC.

W.T. Wamberg
Chairman of the Board and Chief Executive Officer

March 29, 2002
North Barrington, Illinois

                                                          CLARK/BARDES, INC.
                                                     102 South Wynstone Park Drive
                                                   North Barrington, Illinois 60010

                                                            PROXY STATEMENT

                                                2002 ANNUAL MEETING OF THE STOCKHOLDERS
                                                       TO BE HELD APRIL 30, 2002

                                                             INTRODUCTION

         Your Board of Directors hereby solicits your proxy on behalf of Clark/Bardes, Inc. for use at the 2002 annual meeting of our stockholders and any continuation of the meeting pursuant to any adjournment thereof. The annual meeting will be held at The
Signature Room at the 95th, John Hancock Center, 875 North Michigan Avenue, Chicago, Illinois, on April 30, 2002, at 10:00 a.m. local time.

         Our principal executive office is located at 102 South Wynstone Park Drive, North Barrington, Illinois 60010. Our telephone number is (847) 304-5800. We will mail this proxy statement and the accompanying proxy card on or about March 29, 2002. The date of this proxy statement is March 29, 2002.

                                                    PURPOSES OF THE ANNUAL MEETING

         At the annual meeting, the holders of record of shares of our Common Stock, $.01 par value per share, on March 5, 2002 will be entitled to vote upon the following matters:

        (1)       The proposal to elect two Class I directors to serve until the 2005 annual meeting of our stockholders and until the respective successor of each is duly elected and qualified (“Proposal One”);

        (2)       The ratification of the appointment of Deloitte & Touche by your Board of
                  Directors as the Company’s independent accountants for the year ended
                  December 31, 2002 (“Proposal Two”);

         (3)      The adoption of an amendment to our Certificate of Incorporation, increasing the number of authorized shares of
                  Common Stock to 40,000,000 ("Proposal Three"); and

         (4)      The transaction of such other business as may properly come before the annual meeting.

         Your Board of Directors recommends that you vote "FOR" each of Proposal One, Proposal Two and Proposal Three.

                                                          GENERAL INFORMATION

Record Date and Stockholders List

         The Board of Directors has established the close of business on March 5, 2002, as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting. On this record date, we had 16,541,111 shares of our Common
Stock outstanding. We did not have any other shares of capital stock outstanding on the record date.

         A list of stockholders entitled to vote at the annual meeting, which will be arranged in alphabetical order and which will show each stockholder's address and the number of shares registered in his or her name, will be open to any stockholder to examine for any purpose related to the annual meeting. You may examine this list during ordinary business hours commencing April 16, 2002, and continuing through the date of the annual meeting at our principal office, at 102 South Wynstone Park Drive, North Barrington,
Illinois 60010.

Quorum, Required Vote and Voting Rights

         Quorum. The presence, in person or by proxy, of stockholders holding a majority of the outstanding shares of our Common
Stock on the record date will constitute a quorum at the annual meeting. Shares that are represented at the annual meeting but abstain from voting on any or all matters and shares that are "broker non-votes" will be counted in determining whether a quorum is present at the annual meeting. A "broker non-vote" occurs when a broker or nominee votes on some matters on the proxy card but not on others because he or she does not have the authority to do so. The election inspectors appointed for the annual meeting will determine the number of shares of our Common Stock present at the meeting, determine the validity of proxies and ballots, determine whether or not a quorum is present, and count all votes and ballots. Unless a quorum is present at the annual meeting, no action may be taken at the meeting except an adjournment until a later time.

         Required Vote. With respect to Proposal One, a plurality of all the votes cast by stockholders, in person or by proxy, will elect each nominee for director. A majority of the votes cast, in person or by proxy, is required for Proposal Two.  A majority of all of the stockholders entitled to vote must approve Proposal Three.  Abstentions are not counted as a vote cast, and will not affect the outcome of Proposal One or Proposal Two, but will have the effect of a vote against Proposal Three.  Broker non-votes will not be entitled to vote with respect to any proposals.  Therefore, broker non-votes will have no effect on the outcome of Proposal
One or Proposal Two, but will have the effect of a vote against Proposal Three.

         Voting Rights. With respect to each proposal, you will be entitled to one vote per share of Common Stock held as of the record date.

Proxies

         Thomas M. Pyra and Paul J. Bennett, the persons named as proxies on the proxy card accompanying this proxy statement, were selected by the Board of Directors to serve as proxies. Messrs. Pyra and Bennett are officers of the Company. Each executed and returned proxy card will be voted according to the directions indicated on that proxy card. If no direction is indicated, the proxy will be voted according to your Board of Directors' recommendations, which are contained in this proxy statement.

         The Board of Directors does not intend to present, and has no information that others will present, any business at the annual meeting that requires a vote on any other matter other than what is presented in this Proxy Statement. If any other matter requiring a vote properly comes before the annual meeting, the proxyholders will vote the proxies that they hold in accordance with their best judgment, including voting them to adjourn the annual meeting to another time if a quorum is not present at the annual meeting or if they believe that an adjournment is in our best interests.

         If you give a proxy, you may revoke it at any time before the shares of Common Stock it represents are voted. This revocation is effective upon receipt, at any time before the annual meeting is called to order, by our corporate secretary of either
(i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date than the preceding proxy. Additionally, you may change or revoke a previously executed proxy by voting in person at the annual meeting.

Proxy Solicitation Costs

         We will bear the cost of soliciting proxies, including reasonable charges and expenses of brokerage firms or other nominees for forwarding proxy material to beneficial owners of our Common Stock.  In addition to solicitation by mail, proxies may be solicited electronically, by telephone, telegraph, or personally, by certain officers and regular employees of the Company and its divisions without extra compensation.

                                                             PROPOSAL ONE

                                                         ELECTION OF DIRECTORS

General

         The Board of Directors is divided, as nearly equal in number as possible, into three classes, denominated Class I, Class II and Class III and currently consists of six directors. Some of these directors also serve as directors of our subsidiary,
Clark/Bardes Consulting, Inc. The Board of Directors has nominated two Class I directors, George D. Dalton and Steven F. Piaker, to continue to serve as Class I directors for a three year term until the annual meeting of stockholders to be held in 2005 and until the respective successor of each is duly elected and qualified. The four directors whose terms of office expire in 2003 and 2004 will continue to serve after the annual meeting until such time as their respective terms of office expire and until their respective successors are duly elected and qualified. See "--Other Directors" below. Your Board of Directors recommends that the stockholders vote "FOR" the election of the nominees named in this proxy statement to continue to serve as directors of Clark/Bardes, Inc. See "--
Nominees for Election as Class I Directors" below.

Nominees for Election as Class I Directors

         The Board of Directors has nominated the following persons to serve as Class I directors until the 2005 annual meeting of our stockholders and until the respective successor of each is duly elected and qualified:

        Name                            Age          Position                            Director Class
         George D. Dalton                73           Director                            Class I
         Steven F. Piaker                38           Director                            Class I

---------------------------------------------------------------------------------------------------------------------------------------
         George D. Dalton has served as a director and a member of the Compensation Committee of our Board of Directors since October
1998 and a member of the Audit Committee of our Board of Directors since January 2000.  His current term as a director expires at the
2002 annual meeting of our stockholders. Mr. Dalton has a director of Fiserv Inc., a public company engaged in data processing outsourcing since 1984 and was its Chief Executive Officer from 1984-1999.  Since August 2000, Mr. Dalton has served as the Chairman and Chief Executive Officer of CALL-Solutions, Inc., a provider of call center services located in Waukesha, WI.  He also serves as a director of Fiduciary Management, Inc. and is Chairman of the Milwaukee School of Engineering Board of Regents as well as Chairman of the Milwaukee Public Museum.

         Steven F. Piaker has served as a director since June 1999 and a member of the Audit and Compensation Committees of our Board of Directors since January 2000.  His current term as a director expires at the 2002 annual meeting of our stockholders. Mr. Piaker
acquired his board seat in connection with our private placement of Common Stock to Conning Capital Partners V, L.P.   Mr. Piaker is
a partner with Conning Capital Partners, a private equity firm specializing in financial services.  He joined Conning Capital
Partners in 1994. Mr. Piaker also sits on the boards of Annuity Net, Inc., Digital Lighthouse Corporation, Intersections Inc. and
MedSpan, Inc.  Prior to joining Conning Capital Partners V, L.P., Mr. Piaker was a Senior Vice President of Conseco where he was involved in forming Conseco Capital Partners II, L.P. and completing a number of private equity investments. Prior to that, Mr.
Piaker was a Vice President in GE Capital's Corporate Finance Group, focusing on leveraged investments and acquisitions in the insurance and financial services industries. A Chartered Financial Analyst, Mr. Piaker is a graduate of the University of Rochester and holds an M.B.A. from Duke University's Fuqua School of Business.

                            Your Board of Directors recommends a vote FOR the above nominees as directors.

Other Directors

         The following persons will continue to serve as directors of the Company after the annual meeting until such time as their respective terms of office expire and until their respective successors are duly elected and qualified.

          Name                               Age        Position                          Director Class
         L. William Seidman                  80         Director                          Class II
         William Archer                      73         Director                          Class II
         Randolph A. Pohlman                 57         Director                          Class III
         W.T. Wamberg                        48         Chairman, CEO and Director        Class III

---------------------------------------------------------------------------------------------------------------------------------------

         L. William Seidman has served as a director and a member of the Compensation Committee of our Board of Directors since June
1998 and a member of the Audit Committee of our Board of Directors since January 2000. Mr. Seidman's current term as a director expires at the 2003 annual meeting of our stockholders. From September 1997 until July 1998, Mr. Seidman served as a member of our predecessor company's advisory board. Mr. Seidman is the chief commentator on NBC cable network's CNBC and publisher of Bank Director magazine. From 1985 to 1991, Mr. Seidman served as the Chairman of the Federal Deposit Insurance Corporation under Presidents Reagan and Bush. He became the Chairman of the Resolution Trust Corporation in 1989 and served in that capacity until 1991. Prior to that,
Mr. Seidman served as President Reagan's co-chair of the White House Conference on Productivity, President Ford's Assistant of
Economic Affairs and a member of the Arizona Governor's Commission on Interstate Banking. A former dean of Arizona State's College of
Business, Mr. Seidman holds an A.B. from Dartmouth (Phi Beta Kappa), an LL.B. from Harvard Law School and an M.B.A. (with honors)
from the University of Michigan.

         William Archer has served as director since February 2001 and his current term as director expires at the 2003 annual meeting of our stockholders.  Mr. Archer is Senior Policy Advisor to PricewaterhouseCoopers, LLP, a major accounting and consulting firm.  From January 1971 to January 2001, Mr. Archer was a member of the U.S. House of Representatives where he most recently served as Chairman of the House Ways and Means Committee.

         Randolph A. Pohlman has served as a director and a member of the Compensation Committee of our Board of Directors since June
1998 and a member of the Audit of our Board of Directors since January 2000 of which he is Chairman. Mr. Pohlman's current term as a director expires at the 2004 annual meeting of our stockholders. From February 1996 until July 1998, Mr. Pohlman served as a member of our predecessor company's advisory board. Since July 1995, Mr. Pohlman has served as the Dean of the School of Business and
Entrepreneurship at Nova Southeastern University in Fort Lauderdale, Florida. From April 1990 to July 1995, Mr. Pohlman served as
Director of Human Resources World Wide for Koch Industries. Mr. Pohlman graduated from Kansas State University with Bachelor of
Science and Master of Science degrees in Business Administration and, in addition, earned a Ph.D. in finance from Oklahoma State
University.

         W.T. Wamberg has served as the Chairman of the Board of Directors and a director since June 1998. Mr. Wamberg's current term as a director expires at the 2004 annual meeting of our stockholders. Mr. Wamberg became our President and Chief Executive Officer in
September 1999 in connection with our acquisition of The Wamberg Organization.  Mr. Wamberg served as a director of our predecessor company from 1988 and served as the Chairman of the Board of our predecessor company from September 1996 until July 1998. Mr.
Wamberg, who has been a consultant for us since 1976, was President and Chief Executive Officer of The Wamberg Organization, Inc., an
independently operated sales office that marketed our products, until we acquired it in September 1999. Mr. Wamberg graduated from
Baldwin-Wallace College with a Bachelor of Arts degree in finance. Mr. Wamberg was formerly President of the Association for Advanced
Life Underwriting.

Committees and Meetings of the Board of Directors

         Meeting of the Board of Directors. Our business is under the general management of the Board of Directors. There are presently six directors, including five independent directors. The Board of Directors held four regularly scheduled and five special meetings during 2001, and each of the directors attended at least 75% of these meetings.

         Committees. The Board of Directors has two standing committees, consisting of an Audit Committee and Compensation Committee.
The Audit Committee reviews the scope and approach of our annual audit, our annual financial statements and the auditors' report thereon and the auditors' comments relative to the adequacy of our system of internal controls and accounting systems. The Audit
Committee also recommends to the Board of Directors the appointment of independent public accountants for the following year.
Members of the Audit Committee are independent directors as such term is defined in Sections 303.01(B)(2)(a) and (3) of The New York
Stock Exchange Listed Company Manual.  The Audit Committee met a total of four times in fiscal year 2001.  The members of the Audit
Committee are Messrs. Dalton, Pohlman, Piaker and Seidman.

         The Compensation Committee reviews management compensation levels and provides recommendations to your Board of Directors regarding salaries and other compensation for our executive officers, including bonuses and incentive plans, and administers our 1998
Stock Option Plan.  The Compensation Committee met a total of five times during fiscal year 2001.  The members of the Compensation
Committee are Messrs. Dalton, Pohlman, Piaker and Seidman.

         The Board of Directors has no standing Nominating Committee, and the entire Board of Directors acts in this capacity.

Compensation of Directors

         The members of the Board of Directors who are also employees receive no additional compensation for their services as a director.

         Upon their initial election to our Board, non-employee directors, other than Mr. Pohlman, are paid an annual stipend of
$15,000, and all non-employee directors are reimbursed all reasonable expenses incurred by them related to their services as non-employee directors. Upon reelection to an additional term, the annual stipend is increased to $20,000.  In addition, non-employee directors, other than Mr. Pohlman, are eligible to participate in the 1998 Non-Employee Director Stock Option Plan.

                                                        OUR EXECUTIVE OFFICERS

Executive Officers

         Set forth below is a table identifying our executive officers who are not identified herein as a director or nominee for director. Many of our executive officers also hold similar offices with our subsidiary, Clark/Bardes Consulting, Inc.  The Board of
Directors elects our officers. Each of the officers holds office until his successor is duly elected and qualified or until their earlier death, disqualification, retirement, resignation or removal from office.

         Name                                     Age       Position
         Richard C. Chapman                       46        Executive Vice President
         Donald C. Wegmiller                      63        Executive Vice President
         Thomas M. Pyra                           49        Chief  Financial  Officer  and  Chief  Operations
                                                            Officer
         James C. Bean                            49        Senior  Vice  President  and  Chief   Integration
                                                            Officer

---------------------------------------------------------------------------------------------------------------------------------------
         Richard C. Chapman became an Executive Vice President in July 1998. Since September 1997, Mr. Chapman has also served as the
President of our Banking Practice Group. Prior to joining us, Mr. Chapman was a consultant for Bank Compensation Strategies since
1985 and served as President of Bank Compensation Strategies since January 1994. Prior to joining Bank Compensation Strategies, Mr.
Chapman was an officer with First Bank System, a regional bank holding company in Minneapolis, Minnesota. Mr. Chapman graduated cum laude from Augustana College, with a major in mathematics and business administration.

         Donald C. Wegmiller became an Executive Vice President upon our acquisition of Management Compensation Group/Healthcare in
April 1999. He was also President of our Healthcare Group until February 2002. Prior to joining Management Compensation
Group/Healthcare, he served as Vice Chairman and President of HealthSpan Health Systems Corporation. Mr. Wegmiller continues to hold policy positions in state and national health care associations. He has served on the boards of fourteen publicly held corporations over the past 20 years, and currently serves on the board of LecTec Corporation; JLJ Medical Devices International, LLC, ALLETE, and
as Chairman of Possis Medical, Inc. From 1986 to 1988, Mr. Wegmiller served as an officer of the American Hospital Association, and he served as the organization's Chairman in 1987. Mr. Wegmiller received a Bachelor degree magna cum laude from the University of
Minnesota and a Master of Hospital Administration Degree from the University of Minnesota. He also teaches health care administration at the University of Minnesota, Duke University and Arizona State University.

         Thomas M. Pyra became Chief Financial Officer in July 1998 and Chief Operations Officer in October 1999. Prior to joining us, Mr. Pyra served as Vice President and Chief Financial Officer of Geodesic Systems, L.L.C. from April 1997. He also served as
Chief Financial Officer for Recompute Corporation from October 1995 until January 1997 and served as Vice President and Controller of
Intercraft Company from October 1992 until June 1995. Mr. Pyra received a Bachelor of Science degree in finance and an MBA from
DePaul University.

         James C. Bean has served as a Senior Vice President and Chief Integration Officer since July 2000.  From February 1998 through July 2000, he was Chief Operating Officer of the Banking Practice Group.  Prior to joining us, Mr. Bean held leadership positions at Mullin Consulting and Management Compensation Group/Healthcare and has 15 years experience in our industry.  He also has experience in sales, international marketing, product management, manufacturing management and human resources in both small private as well as large public corporations.  Mr. Bean received a B.A. from the University of Minnesota.

                                                     OWNERSHIP OF COMMON STOCK BY
                                               CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information with respect to the beneficial ownership of our Common Stock as of March 5, 2002 by:

o        each person who we know beneficially owns more than 5% of our Common Stock;

o        each of our directors;

o        each of our "named" executive officers; and

o        all directors and executive officers as a group.

The term “beneficial ownership” includes shares over which the indicated beneficial owner exercises voting and/or investment power. The rules also deem common stock subject to options currently exercisable, or exercisable within 60 days, to be beneficially owned and outstanding for the purpose of computing the percentage of beneficial ownership of the person owning such options, but they do not deem such stock to be outstanding for purpose of computing the percentage ownership by any person.

         Except as otherwise indicated, the address for each stockholder listed is c/o Clark/Bardes, Inc., 102 South Wynstone Park
Drive, North Barrington, Illinois 60010.  To our knowledge, except as otherwise interested, each of the persons listed in this table has voting and investment power with respect to all the shares indicated.  Percentage of ownership is based on 16,541,111 shares of our Common Stock outstanding on March 5, 2002.

                                                                  Shares Beneficially Owned
                    Name of Beneficial Owner                                                    Percent
----------------------------------------------------------------- --------------------------- ------------
----------------------------------------------------------------- --------------------------- ------------
Wellington Management Company, LLP1                                       1,188,060              9.31%
  75 State Street
  Boston, Massachusetts 02109
----------------------------------------------------------------- --------------------------- ------------
Conning Capital Partners V, L.P.2                                         1,100,000              8.6%
  CityPlace II, 185 Asylum Street
  Hartford, Connecticut 06103
----------------------------------------------------------------- --------------------------- ------------
Liberty Wanger Asset Management, LP3                                       930,000               7.3%
  227 West Monroe Street, Suite 3000
  Chicago, Illinois 60606
----------------------------------------------------------------- --------------------------- ------------
Life Investors Insurance Company of America4                              1,150,839              6.8%
  4333 Edgewood Road, NE
  Cedar Rapids, Iowa 52499
Phoenix Home Life Mutual Insurance Company5                               1,111,155              6.6%
  One American Row
  Hartford, Connecticut 06102
W. T. Wamberg                                                             1,936,580              11.5%
William Archer6                                                             6,587                  *
George D. Dalton7                                                           31,530                 *
Steven F. Piaker8                                                           20,033                 *
Randolph A. Pohlman9                                                        54,000                 *
L. William Seidman10                                                        39,263                 *
James C. Bean11                                                             25,727                 *
Richard C. Chapman12                                                       271,904               1.6%
Thomas M. Pyra13                                                           175,590                 *
Donald C. Wegmiller                                                        121,038                 *
----------------------------------------------------------------- --------------------------- ------------
*Less than 1%

1 Based solely upon information contained in Schedule 13G/A, filed with the SEC on February 12,
2002.
2 Based solely upon the information contained in the Schedule 13G/A filed with the SEC on February 13, 2002.
3 Based solely upon information contained in Schedule 13GA filed with the SEC on February 13, 2002.
4 Based solely upon information contained in Schedule 13G filed with the SEC on February 14, 2001.
5 Based solely upon information contained in Schedule 13G filed with the SEC on February 14, 2001.
6 Includes 6,587 shares of common stock issuable upon exercise of currently exercisable options or options exercisable within 60 days.
7 Includes 24,530 shares of common stock issuable upon exercise of currently exercisable options or options exercisable within 60 days.
8 Includes  20,033 shares of common stock  issuable upon exercise of currently  exercisable  options or options  exercisable  within 60 days.
9 Includes 54,000  shares of common stock  issuable upon exercise of currently  exercisable  options or options  exercisable  within 60 days.
10 Includes  34,263 shares of common stock issuable upon exercise of currently  exercisable  options or options  exercisable  within 60 days.
11 Includes  23,750 shares of common stock issuable upon exercise of currently  exercisable  options or options  exercisable  within 60 days.
12 Includes  67,750 shares of common stock issuable upon exercise of currently  exercisable  options or options  exercisable  within 60 days.
13 Includes 100,000 shares of common stock issuable upon exercise of currently  exercisable  options or options  exercisable  within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16") requires that reports of beneficial ownership of common stock and changes in such ownership be filed with the Securities and Exchange Commission by the Company's directors, officers and persons who own more than 10% of our Common Stock.  The Company is required to conduct a review and to identify in its proxy statement each director, officer or person who owns more than 10% of our Common Stock who failed to file a required report under Section 16 on a timely basis.  Based upon that review, the Company believes that all forms were filed in a timely manner during fiscal 2001 except for a Form 4 to be filed by each of Richard C. Chapman and W.T. Wamberg in respect of transactions in November
2001 related to our Secondary Offering.  Such transactions have subsequently been reported on separate Forms 5 filed by Richard C.
Chapman and W.T. Wamberg in February 2002.

                                                        EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth the annual and long-term compensation earned during the last three fiscal years with respect to our Chief Executive Officer and our four most highly compensated executive officers in 2001 other than the Chief Executive Officer.

                                             Annual Compensation               Long Term
                                                                              Compensation
                                                                               Securities
Name and                                                                       Underlying        All Other
Principal Position                     Year       Salary($)    Bonus($)(1)     Options(#)     Compensation($)(
W. T. Wamberg                          2001       $   352,000  $   440,330           100,000     $    220,180
   Chairman of the Board, Chief        2000           260,000      200,240                --           10,528
   Executive Officer and Director      1999            87,872      100,540                --               --
Thomas M. Pyra                         2001       $   330,510  $   384,627            40,000    $      32,758
   Chief Financial Officer and         2000           220,000      206,616                --           74,048
   Chief Operations Officer            1999           219,468      220,000            50,000           83,340
Richard C. Chapman                     2001       $   330,510  $   427,700            35,000         $ 20,100
   Executive Vice President            2000           287,507      273,707             9,000               --
                                       1999           253,212      195,000            10,000               --
Donald C. Wegmiller                    2001       $   335,010      $   --                 --     $    345,438
   Executive Vice President            2000           638,846           --                --               --
                                       1999           257,700      251,354           185,000           57,759
James C. Bean                          2001       $   230,000  $    297,850           55,000               --
   Senior Vice President               2000           192,500       81,812            25,000               --
                                       1999           179,667       98,817                --               --
_______________
---------------------------------------------------------------------------------------------------------------------------------------
(1) Bonuses represent incentive compensation, whether under employment agreements entered into with the named executive officers, or otherwise. See
“Management—Employment Agreements.” Bonuses reflect amounts
earned by the named executive officers during the referenced year, even though paid in the following year.

Option Grants in Last Fiscal Year

         The following table sets forth certain information concerning the options granted to the named executive officers during
2001. The options were granted pursuant to our 1998 Stock Option Plan. No stock appreciation rights were granted during 2001. For additional information on and certain terms of options, see "--1998 Stock Option Plan."

                                                                                         Potential Realizable Value
                                                                                         at Assumed Annual Rates of
                                                                                        Stock Price Appreciation for
                                                                                            Option  Term ($) (1)
                                  Number of      % of Total
                                  Securities      Options
                                  Underlying     Granted to     Exercise
                                   Options      Employees in      Price     Expiration
Name                               Granted      Fiscal Year      ($/Sh)        Date
                                                                                              5%             10%
W.T. Wamberg.................      100,000          18.7          25.28      12/21/11        4,118,112      6,557,632
Thomas M. Pyra...............       40,000          7.5           25.28      12/21/11        1,647,245      2,623,053
Richard C. Chapman...........       35,000          6.5           25.28      12/21/11        1,441,339      2,295,171
Donald C. Wegmiller..........        --             --             --          --                   --             --
James C. Bean................       15,000          2.8           11.50      01/31/01          281,003        447,465
James C. Bean................       40,000          7.5           25.28      1/30/11         1,647,245      2,623,053
__________
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(1) In accordance with the rules of the SEC, the amounts shown on this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on the assumed rates of stock appreciation of 5.0% and 10.0% compounded annually from the date the respective options were granted to their expiration date and do not reflect our estimates or projections of future Common Stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of our Common Stock, the option holder’s continued employment through the option period, and the date on which the options are exercised.

Options Exercised in Last Fiscal Year

         The following table sets forth certain information concerning all unexercised options held by the named executive officers as of December 31, 2001. For additional information on and certain terms of such options, see "--1998 Stock Option Plan." No options were exercised by named executive officers during 2001.

                                       Number of Unexercised Options    Value of Unexercised In-the-Money
                                           at Fiscal Year-End(#)          Options at Fiscal Year-End(1)
Name                                   Exercisable     Unexercisable     Exercisable       Unexercisable
W.T. Wamberg.....................           0             100,000            --                 --
Thomas M. Pyra...................        100,000          40,000          1,335,500             --
Richard C. Chapman...............         65,250          53,750           980,363            281,488
Donald C. Wegmiller..............          --             185,000            --              1,591,000
James C. Bean....................         23,750          81,250           345,463            471,988
_____________
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Value for “in-the-money” options represents the positive spread between the respective exercise prices of outstanding options and the closing price of $25.23 on December 31, 2001.

Our Stock Benefit Plans

1998 Stock Option Plan

         A total of 2,000,000 shares of our Common Stock has been reserved for issuance under our 1998 Stock Option Plan. The 1998
Stock Option Plan was initially adopted by our predecessor company in March 1997. We assumed, amended and restated it in July 1998.
The 1998 Stock Option Plan is administered by the Board of Directors or the Compensation Committee, who have full authority to determine the individuals to whom, and the time at which, the options may be granted and the number of shares covered by each option.
Both nonqualified stock options and incentive stock options (as defined in the Internal Revenue Code) may be granted under the 1998
Stock Option Plan. The option price per share is determined by the Compensation Committee but may not be less than fair market value for incentive stock options. Options may be granted to our officers, employees (including officers who may be directors), non-employee directors or licensed insurance producers. Incentive stock options are not transferable or assignable by an optionee other than by will or the laws of descent and distribution. Nonqualified stock options may be transferred to certain permitted transferees to the extent permitted in the applicable nonqualified stock option agreement granting any such nonqualified stock options.

         As of March 5, 2002, 1,761,100 options had been granted under the 1998 Stock Option Plan, of which 91,523 were exercised in
2001 and 1,581,727 of which remained outstanding. A total of 326,750  shares of our Common Stock remain available for grant as of
March 5, 2002.

1998 Non-Employee Director Stock Option Plan

         The Board of Directors adopted the original plan in September 1998 and adopted the amended and restated non-employee director plan in January 2000. The amended and restated plan was approved by our stockholders at last year's annual meeting.  On
December 1, 1998, we filed with the Commission a registration statement on Form S-8 registering the shares of Common Stock underlying the options offered under this plan.  A total of 100,000 shares of our Common Stock has been reserved for issuance under our
Non-Employee Director Plan. The Non-Employee Director Plan is administered by either the Board of Directors or the Compensation
Committee. Only nonqualified options may be granted under the Non-Employee Director Plan. All of our non-employee directors, other than Mr. Pohlman, may participate in the Non-Employee Director Plan. The Non-Employee Director Plan provides for the automatic grant of stock options to purchase 10,000 shares of our Common Stock to each newly elected non-employee director on the first day of the month following the election of such director. The appointment stock options vest and become exercisable over three years in increments of 277 shares on the first day of every month beginning in the month immediately after the stock options were granted. The
Non-Employee Director Plan also provides for the automatic grant of stock options to purchase 4,000 shares of our Common Stock to continuing non-employee directors on the first day of the month immediately following our annual stockholder meetings. The annual grants of stock options to continuing non-employee directors vest and become exercisable in increments of 2,000 shares for each regularly scheduled quarterly meeting of the Board of Directors that the non-employee director attends in person. The exercise price for stock options granted under the Non-Employee Director Plan is the fair market value of our Common Stock on the date of grant.

         As of March 5, 2002, 85,110 options had been granted under the Non-Employee Director Plan, and a total of 14,890shares of our Common Stock remain available for grant.

Employee Stock Purchase Plan

         In July 1998, the Board of Directors adopted the Employee Stock Purchase Plan, under which a total of 200,000 shares of our
Common Stock have been reserved for issuance. A committee of directors appointed by your Board of Directors administers the Employee
Stock Purchase Plan. Any employee who has been our employee for 90 days is eligible to participate in offerings under the Employee
Stock Purchase Plan.

         The Employee Stock Purchase Plan consists of eight semi-annual offerings of our Common Stock beginning on each January 1 and
July 1 in each of the years 1999, 2000, 2001 and 2002, and terminating on June 30 and December 31 of each year. The maximum number of shares issuable under the Plan is 50,000 per year plus the number of unissued shares from prior offerings for each year.

         On the commencement date of each offering under the Employee Stock Purchase Plan, a participating employee will be deemed to have been granted an option to purchase a maximum number of shares of Common Stock equal to: (i) the percentage of the employee's base pay that the employee has elected to be withheld (not to exceed 10%), (ii) multiplied by the employee's base pay during the period of the offering and (iii) divided by the lower of 85% of the closing market price of our Common Stock on the applicable offering commencement date or 85% of the closing market price of our Common Stock on the offering termination date. Options held by a participant may be exercised by that participant.

         No employee may be granted options pursuant to the Employee Stock Purchase Plan if, as a result of a grant, an employee would (i) own stock or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of our stock or (ii) have rights to purchase stock under all our employee stock purchase plans that accrue at a rate in excess of $25,000 in fair market value for any calendar year.

         Unless a participant gives written notice to us, his or her option for the purchase of our Common Stock with payroll deductions made during an offering will be deemed to have been exercised automatically on the offering termination date applicable to such offering, for the purchase of the number of full shares of Common Stock that the accumulated payroll deductions at that time will purchase at the applicable option price. A participant may withdraw payroll deductions credited to his account under the
Employee Stock Purchase Plan at any time.

         In the four semi-annual offering periods to date, a total of 143,493 shares have been reserved for issuance.  The average cost of the shares is $11.79 or $1,609,395 to the participants and $13.24 or $1,889,288 to the Company.

Employment Agreements

Chairman and Chief Executive Officer

         As part of our acquisition of The Wamberg Organization, we entered into an employment agreement, effective as of September
1, 1999, with W.T. Wamberg (the "Agreement"). The Agreement is for a term of five years, and provides for a base salary of $260,000 and bonuses of up to 140% of base salary, in the discretion of the Board of Directors' Compensation Committee. The Agreement contains provisions concerning non-competition, non-solicitation and confidentiality. During the term of the Agreement, Mr. Wamberg is to be employed as our Chief Executive Officer, and Mr. Wamberg has agreed to devote substantially all of his business time and attention to this task. If Mr. Wamberg's duties or position differs materially from that of the Chief Executive Officer, upon termination without
Cause, or upon a Change of Control (as such terms are defined in the Agreement), Mr. Wamberg may terminate his employment and elect to receive either 12 months salary plus accrued and unpaid benefits or no severance compensation and a waiver of the non-competition and non-solicitation covenants. Mr. Wamberg may also voluntarily terminate the Agreement upon 30 days notice without any further obligation.

Named Executives

         James C. Bean is a party to an employment agreement with the Company dated March  1, 2001 (the "Agreement") and amended
November 5, 2001 (the "Amendment").  The term of the Agreement continues for one year and absent notice of termination, is automatically renewed every April 1 for an additional year, such that there is always one year remaining in the term of the Agreement on each April 1.  The Agreement provides for a base salary of $230,000 per annum, including discretionary increases.  In addition to his annual base salary, Mr. Bean is eligible to receive a target bonus opportunity of up to 130% of his base salary.  The Agreement also provides for Mr. Bean's participation in the Company's incentive and benefit plans.  Mr. Bean is subject to non-competition, non-solicitation and confidentiality provisions. The Agreement may be terminated immediately by the Company for Cause or by Mr. Bean for Constructive Termination (as such terms are defined in the Agreement).  The Amendment addresses termination provisions due to a
Change in Control (as defined in the Amendment) and related compensation thereto.

         Richard C. Chapman originally executed an employment agreement with the Company dated September 1, 1997 and entered into a new agreement effective June 1, 2000 (the "Agreement").  The Agreement is for a term of three years, but is automatically renewed on a day by day basis on the second anniversary of the Agreement, such that there is always one year remaining in the term of  the
Agreement until the Company or Mr. Chapman shall have terminated such automatic extension provision.  The Agreement provides for a base salary of $325,000 per annum adjusted to the U.S. Department Bureau of Labor Statistics Consumer Price Index and is reviewed annually by the Company's Chief Executive Officer and can be increased at his discretion.  Mr. Chapman is eligible for an annual bonus opportunity of up to 140% of his annual base salary and 9,000 fully vested stock options of the Company.  The Agreement also provides for Mr. Chapman's participation in the Company's incentive and benefit plans.  Mr. Chapman is subject to non-competition, non-solicitation and confidentiality provisions. The Agreement may be terminated immediately by the Company for Cause or by Mr.
Chapman with Good Reason (as such terms are defined in the Agreement).

         Thomas M. Pyra originally executed an employment agreement with the Company dated July 1, 1998 and entered into a new agreement effective October 30, 2001 (the "Agreement").  The term of the Agreement continues for one year and absent notice of termination, is automatically renewed every November 1 for an additional year, such that there is always one year remaining in the term of the Agreement.  The Agreement provides for a base salary of $330,000 per annum, including discretionary increases.  In addition to this annual base salary, Mr. Pyra is eligible to receive a target bonus opportunity to up to 140% of his base salary.
The Agreement also provides for Mr. Pyra's participation in the Company's incentive and benefit plans as well as a car allowance.
Mr. Pyra is subject to non-competition, non-solicitation and confidentiality provisions.  The Agreement may be terminated immediately by the Company for Cause or by Mr. Pyra for Constructive Termination, which includes Change of Control provisions (as such terms are defined in the Agreement).

         Donald C. Wegmiller is a party to an employment agreement with the Company dated April 5, 1999 (the "Agreement"). Subject to renewal, the Agreement ends on December 31, 2003. It calls for an annual base salary of $335,000, as well as additional commissions and a bonus each year equal to 3% of certain revenues generated by our Healthcare Group. Mr. Wegmiller is subject to non-competition, non-solicitation and confidentiality provisions. On the effective date of this Agreement, Mr. Wegmiller was granted an option to purchase 185,000 shares of our Common Stock which vests and becomes exercisable in five annual installments beginning December 30,
1999. If, following a Change of Control, Mr. Wegmiller voluntarily terminates employment, his stock options granted under the
Agreement will become 100% vested and he can elect to receive either 12 months salary and other compensation or no compensation and a waiver of the Agreement's restrictive covenants. If Mr. Wegmiller is terminated without Cause, then his stock options will become
100% vested and he will receive 12 months salary and other compensation.

Key Executive Life Insurance

         We maintain and are the sole beneficiary of key man life insurance policies on the lives of Messrs. Chapman, Wamberg and
Wegmiller in the amounts of $4 million, $50 million and $8.5 million, respectively.

                                                 REPORT OF THE COMPENSATION COMMITTEE
                                                       ON EXECUTIVE COMPENSATION

Executive Compensation Philosophy

         The Compensation Committee provides direction to the Company's Board of Directors In maintaining a compensation program that is consistent with the Company's overall compensation philosophy.  The compensation philosophy supported by the Compensation
Committee recognizes the need to attract and retain high caliber staff to meet the Company's business requirements.  In doing so, however, the Compensation Committee is mindful of overall stockholder return and believes that incentive program design and payments should reflect appropriately comparisons with peer company performance.

         The Compensation Committee advises, recommends and approves compensation strategies, policies, and pay levels necessary to support the business.  Subject to the approval of the Board, the Compensation Committee determines the remuneration of the Chairman and Chief Executive Officer and other corporate executives.  Only directors who are not employees of the Company may serve on the
Compensation Committee.  As of December 31, 2001, the Compensation Committee consisted of Messrs. Dalton, Piaker, Pohlman and
Seidman, each of whom is an independent director.

         Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a federal income tax deduction to public companies for compensation paid in excess of $1 million to each of a Company's Chief Executive Officer and its four other most highly compensated executive officers, unless, in general, such compensation is performance based, is established a committee of outside directors, is objectively determined and the plan or agreement providing for such performance-based compensation is approved by stockholders. It is the Committee's objective to maximize deductibility under Section 162(m) with minimal sacrifices in flexibility and corporate objectives.

Executive Compensation

         Base Salary. The base salaries of executive officers are established in consideration of a range of factors, including the individual's performance, the responsibilities of the position, competitive practice and the experience of the executive filling the position.

         As reflected in the Summary Compensation Table, Mr. Wamberg's salary was increased in 2001 by $92,000 (35.4%).  In determining Mr. Wamberg's base salary, the Committee considered the Company's financial performance, his individual performance, his responsibilities as Chairman and Chief Executive officer, and his long-term contributions to the success of the Company.  The
Committee also compared Mr. Wamberg's base salary and total compensation to the base salaries and total compensation of chief executive officers at comparator companies.

         The Committee believes the annual compensation provided to each of the Chairman and Chief Executive Officer and the executive officers, whether pursuant to an employment agreement or otherwise, is commensurate with the responsibilities, experience and performance of such individual.

         Bonuses. Annual bonus opportunities allow the Company to communicate specific goals that are of primary importance during the coming year and motivate executive to achieve these goals.  Annual bonus awards are based on our corporate financial performance and the contributions of the executive officers.

         In 2001, Mr. Wamberg's bonus represented 125.1% of his salary and resulted in a bonus award of $440,330.

         The Committee believes that the bonuses paid to the Chairman and Chief Executive Officer and the executive officers, whether pursuant to employment agreement or otherwise, is commensurate with our performance and such individual's contribution to such performance.

         Long-Term Incentives. Long-term incentives are provided pursuant to the 1998 Stock Option Plan.  The purpose of the 1998
Stock Option Plan is to encourage and enable participants under the plan to acquire and retain a proprietary interest in us by ownership of our stock align the interests of its executive officers with those of our stockholders.

         In keeping with the Company's commitment to provide a total compensation package that includes at-risk components of pay, the Committee makes decisions regarding appropriate long-term incentive grants for each executive.  When determining these awards, the Committee considers the Company's financial performance in the prior year, executives' levels of responsibility, prior experience, historical award data and compensation practices at comparator companies.

         The Committee believes the stock options granted to the executive officers, whether pursuant to employment agreement or otherwise, is commensurate with the executive officer's responsibilities, experience and individual performance of such executive officer.

                                     COMPENSATION COMMITTEE
                                     Randolph A. Pohlman
                                     L. William Seidman
                                     George D. Dalton
                                     Steven Piaker

Compensation Committee Interlocks and Insider Participation

         During 2001, the Compensation Committee of the Board of Directors consisted of Messrs. Dalton, Piaker, Pohlman and Seidman, all of whom are independent directors. Our officers who are not directors do not participate in deliberations of the Compensation
Committee or the Board of Directors regarding executive compensation.

                                                     REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors pursuant to a written Audit Committee charter.  Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.  In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards.  In addition, the Committee has discussed with the independent auditors the auditors'
independence from management and the Company, including the matters in the written disclosures required by the Independence Standards
Board and considered the compatibility of nonaudit services with the auditors' independence. Finally, the Committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61.

        The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits.
The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.  The Committee held four meetings during fiscal year 2001.

        In reliance on the reviews and discussions referred to above, the Committee recommended to the
Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended
December 31, 2001 for filing with the Securities and Exchange Commission. The
Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company’s independent auditors.

                                     AUDIT COMMITTEE
                                     Randolph A. Pohlman
                                     L. William Seidman
                                     George D. Dalton
                                     Steven Piaker

         The foregoing Audit Committee Report shall be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                                                               PERFORMANCE GRAPH

         The graph below compares the Company's cumulative total stockholder return from August 18, 1998 (the first trading date of the Company's Common Stock) through December 31, 2001 with the cumulative total return of the Russell 2000 Index and the Nasdaq
Insurance Index for the same period. The performance graph assumes the investment of $100 and the reinvestment of all dividends, if any. The performance graph is not necessarily indicative of future investment performance.

                                                           [PERFORMANCE GRAPH]

                            -----------------------------------------------------------------------------------------------------------------
                             8/19/1998     12/31/1998    6/30/1999     12/31/1999    6/30/2000     12/29/2000     6/29/2001     12/31/2001
                            -----------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------------
Clark/Bardes                         100            188          211            160          183            113           248            280
---------------------------------------------------------------------------------------------------------------------------------------------
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Russell 2000                         100            109          144            115          104            134           139            143
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---------------------------------------------------------------------------------------------------------------------------------------------
Nasdaq Insurance                     100            104          113            124          127            119           126            120
---------------------------------------------------------------------------------------------------------------------------------------------

                                            CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         As part of our acquisition of The Wamberg Organization, the Purchase Agreement provides for payment to The Wamberg
Organization of $11.9 million through December 31, 2002, which may be reduced if established revenue objectives are not achieved.

         We lease 16,266 square feet of office space from Sunningdale Partners, an entity controlled by Mr. Wamberg for an annual rent of approximately $260,000 under a lease expiring February 21, 2009.

         Wamberg Financial Corporation, one of our subsidiaries, leases hanger space for the corporate jet from WTW Investment, an entity controlled by Mr. Wamberg for an annual rent of approximately $27,000.

Ancillary Business Arrangements

         Because of various federal and state licensing restrictions, we market products registered with the SEC and our insurance-financed employee benefit programs in the states of Pennsylvania and Texas through a registered broker-dealer, Clark/Bardes
Financial Services, Inc., with which we have a networking agreement, and insurance agencies, for which we provide almost all services through administration and services agreements. Each of the following insurance agencies-- Clark/Bardes, Inc. of Pennsylvania and
Clark/Bardes of Texas, Inc.-- provide the entity through which our producers sell certain products and conduct business in such states. In exchange, each of the insurance agencies is a party to an administration and services agreement under which each insurance agency pays us to furnish facilities, services, personnel and assistance, including the following:

o        performing all bookkeeping and accounting functions;

o        establishing and maintaining all records required by law and by generally accepted accounting principles;

o        furnishing all stationery, forms, and supplies;

o        providing all necessary clerical and professional staff to perform the above activities;

o        providing all computer hardware and software capabilities and facilities;

o        providing office space, furniture, fixtures, equipment and supplies;

o        assisting in the preparation of reports required by governmental regulatory and supervisory authorities; and

o        billing and collection of all premiums.

The charges and fees pursuant to the administration and services agreements are equal to the costs we incur in providing the services, personnel and property, plus an additional amount equal to a certain percentage of such cost. Each insurance agency is solely responsible for its own activities as an insurance producer and for its relationship with the producers or employees in the course and scope of their activities performed on behalf of such agency.

                                                             PROPOSAL TWO

                                        RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         On February 27, 2002,  Ernst & Young LLP ("Ernst & Young") after being notified by  Clark/Bardes  that Ernst & Young would not be retained to serve as the Company's  independent  accountants for the 2002 fiscal year, resigned and will cease its relationship with the Company upon  completion of the annual audit for the Company's  fiscal year ended  December 31, 2001.  Ernst & Young  reported on
Clark/Bardes' financial statements for the fiscal years ended December 31, 2001 and December 31, 2000.

     The report of Ernst & Young on the Company’s  financial statements for the fiscal years ended December 31, 2001 and December 31, 2000, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the fiscal years ended  December  31, 2001 and December 31, 2000:  (1) there have been no  disagreements  with Ernst &  Young on any matter of accounting principles or practices,  financial statement  disclosure,  or auditing scope or procedures,  which  disagreements  if not resolved to the  satisfaction of Ernst
& Young would have caused it to make reference thereto in its reports on the financial statements for such periods; and (2) there has been no matter that was the  subject  of  a  reportable  event  (as  defined  in  Regulation  S-K,  Item
304(a)(1)(v)).

     On  March  14,  2002,   Clark/Bardes  engaged  Deloitte  &  Touche  LLP
(“Deloitte &  Touche”) to serve as the Company’s  independent public  accountants  for the fiscal year ending  December 31, 2002. The Board of
Directors of Clark/Bardes  acting upon the recommendation of the Audit Committee of the Board, approved the decision to change independent public accountants and the engagement of Deloitte &  Touche for the fiscal year ending December 31,
2002. The appointment of Deloitte & Touche is subject to ratification by the
Company’s  shareholders at the 2002 annual meeting  scheduled for April 30,
2002.

     During  Clark/Bardes’  two most recent fiscal years ended December 31,
2001 and December  31, 2000,  and through the date of this Form 8-K, the Company has not consulted with Deloitte & Touche with respect to (i) the application of  accounting  principles  to  a  specific  transaction,  either  completed  or proposed;  (ii)  the  type of  audit  opinion  that  might  be  rendered  on the
Company’s  consolidated financial statements,  or (iii) any matter that was the subject of a disagreement  (as defined in Item 304(a) (1) (iv) of Regulation
S-K) or a reportable event (as defined in Item 304(a)(1)  (v) of Regulation
S-K).

         Audit Fees.  During the year ended December 31, 2001, our annual audit fees with the accounting firm of Ernst & Young amounted to $250,000.

         Financial Information Systems Design and Implementation Fees.  There were no fees or work performed on financial information systems.

         All Other Fees.  All other fees paid to Ernst & Young during the year ended December 31, 2001 totaled $247,000 of which
$231,000 was for audit-related services.  Audit-related services consist primarily of fees for services provided in connection with our secondary offering, accounting consultations, business acquisitions, and internal audit services.

         The Audit Committee has considered whether the services described under the caption "All Other Fees" performed by the independent auditors to the Company are compatible with maintaining the auditors' independence.

         The Board of Directors has determined to afford you the opportunity to express your opinions on the matter of accountants, and, accordingly, is submitting to you at the annual meeting a proposal to ratify the appointment of Deloitte & Touche.  If a majority of the shares voted at the annual meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of Deloitte & Touche, your Board of Directors will interpret this as an instruction to seek other accountants.

         Your Board of Directors recommends a vote "FOR" the ratification of the appointment of Deloitte & Touche as independent accountants for Clark/Bardes for the year ended December 31, 2002.

         Representatives of Deloitte & Touche are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.  Representatives of Ernst &
Young will not be present at the annual meeting.

                                                            PROPOSAL THREE

                                                    APPROVAL OF AN AMENDMENT TO OUR
                                                     CERTIFICATE OF INCORPORATION
                                               INCREASING OUR COMMON STOCK TO 40,000,000

         The Board of Directors has approved the amendment of our Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 40,000,000 shares.

         The Board of Directors believes the increase in the number of authorized shares of Common Stock will provide flexibility in connection with future stock dividends or splits, financings, investment opportunities, equity compensation plans, acquisition of other companies and for other corporate purposes that the Board deems advisable.  The authorized but unissued Common Stock of the
Company, including the increased number of shares of Common Stock if this proposed amendment is approved by the stockholders and made effective, may be issued from time to time as determined by the Board without further stockholder action (subject to any applicable stock exchange rules) unless issued in transactions, such as certain mergers, which require stockholder approval.  The Company does not intent to seek stockholder approval for any such corporate acquisitions or share issuances unless required by applicable law, stock exchange rule or other regulation.  The issuance of additional shares of Common Stock may cause a dilution in the equity and earnings of the present stockholders.  No preemptive rights exist with respect to any outstanding shares of Common Stock.

         Of the 20,000,000 shares currently authorized, as of March 5, 2002, 16,601,319 were issued, of which 60,208 are held in treasury and 16,541,111 are outstanding.  As of the same date, there were 3,458,889 authorized but unissued shares, 2,102,279 shares of which were reserved for issuance upon the exercise of options under the Company's stock option plans.

         If the amendment is adopted by the stockholders, the first sentence of Article IV of the Charter will be amended to read as follows:

The aggregate number of shares of capital stock which the corporation shall have authority to issue is 41,000,000, of which (1) 40,000,000 shares shall be common stock, par value $0.01 per share; and (2) 1,000,000 shares shall be preferred stock, par value $0.01 per share.

         Your Board of Directors recommends that you vote "FOR" the approval of an amendment  to our Certificate of Incorporation increasing our Common Stock to 40,000,000.

                                             STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         The Board of Directors will provide for the presentation of your proposals at the 2003 Annual Meeting of Stockholders, provided that such proposals are submitted by eligible stockholders who have complied with the relevant regulations of the Securities and Exchange Commission regarding stockholder proposals, and our bylaws, a copy of which is available upon written request addressed to the Secretary of the Company at the Company's principal executive offices. To be considered for inclusion in our proxy statement for the 2003 annual meeting, stockholder proposals must be received at our principal executive office no later than December 1, 2002.

         Additionally, if a proponent of a stockholder proposal at the 2003 Annual Meeting of Stockholders fails to provide notice of the intent to make such proposal by personal delivery or mail to the Company on or before December 1, 2002 (or by an earlier or later date, if such date is established by amendment to the Company's By-laws), then any proxy solicited by management may confer discretionary authority to vote on such proposal.

                                                      INCORPORATION BY REFERENCE

         With respect to any future filings with the Securities and Exchange Commission into which this proxy statement is incorporated by reference, the material under the headings "Report of the Compensation Committee on Executive Compensation," "Report
of the Audit Committee" and "Performance Graph" shall not be incorporated into such future filings.

                                                      FORWARD-LOOKING STATEMENTS

         This proxy statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used in this proxy statement, words such as "anticipate," "believe,"
"estimate," "expect," "intend," "predict," "project," and similar expressions, as they relate to us or our management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to us. These forward-looking statements are subject to certain risks, uncertainties and assumptions, including risks, uncertainties and assumptions including but not limited to difficulties associated with changes in tax legislation, dependence on key producers and key personnel, our dependence on persistency of existing business, credit risk related to renewal revenue, acquisition risks, risks related to significant intangible assets, competitive factors and pricing pressures, dependence on certain insurance companies, changes in legal and regulatory requirements and general economic conditions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, expected or projected. Such forward-looking statements reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions, relating to our operations, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by this paragraph.

                                                               FORM 10-K

         Accompanying this proxy statement is a copy of our Form 10-K for the year ended December 31, 2001. The Form 10-K does not form any part of the materials for the solicitation of proxies. We will mail additional copies of our annual report on Form 10-K for the year ended December 31, 2001 to each stockholder or beneficial owner of shares of our Common Stock without charge upon such person's request to James Radosevich, Vice President Corporate Finance & Investor Relations, at our executive offices at 102 South
Wynstone Park Drive, North Barrington, Illinois 60010.

By Order of the Board of Directors

W.T. Wamberg
Chairman of the Board and Chief Executive Officer

North Barrington, Illinois
March 29, 2002